UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        vDate of Report (Date of earliest event reported) April 8, 2014


                            Sky Harvest Energy Corp.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52410                       N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

1200 West 73rd Avenue, Vancouver, BC, Canada                       V6P 6G5
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (604) 267-3041

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

ITEM 8.01 OTHER EVENTS.

We have appointed additional members to our advisory board, and to the advisory board of our wholly-owned subsidiary, Sky Vertical Technologies Inc. as more particularly described in the news release filed as an exhibit to this Current Report. In addition, we have granted incentive stock options to one of these new members as described in the news release.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 News release dated April 8, 2014

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST ENERGY CORP.


/s/ William Iny
--------------------------------
William Iny
President and CEO

Date: April 8, 2014

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